                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Highlights.............................   4
Performance in Perspective.......................   5
Portfolio Management Review......................   6
Portfolio of Investments.........................   8
Statement of Assets and Liabilities..............  10
Statement of Operations..........................  11
Statement of Changes in Net Assets...............  12
Financial Highlights.............................  13
Notes to Financial Statements....................  16
Report of Independent Accountants................  23

USGF ANR 2/97

                             LETTER TO SHAREHOLDERS

January 31, 1997

Dear Shareholder,

       We are pleased to report that
the Van Kampen American Capital U.S.
Government Fund has continued to
generate positive investment
performance. As noted in earlier
reports, VK/AC Holding Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                  [PHOTO]
management and investment banking. The
transaction was completed in October,
and we are excited about the
opportunities it creates for investors.
As part of the acquisition, Van Kampen   DENNIS J. MCDONNELL AND DON G. POWELL
American Capital became the distributor
of Morgan Stanley retail funds on
January 2, 1997.

ECONOMIC REVIEW

       The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.

       Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

       Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after

                                                           Continued on page two
the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.

       The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year end.

       Compared to 1995, when most sectors of the taxable fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. The Lehman Brothers Aggregate Bond Index returned just 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming longer-term issues. Lower-rated corporate bonds also outperformed, as investors felt comfortable enough to stretch for yield given the better-than-expected economy. For the year, 30-year Treasury bonds lost approximately one percent on a total-return basis. Treasury bond losses might have been larger, but heavy foreign buying, especially among Japanese investors, where low interest rates and a falling yen made high-quality American bonds an attractive option, helped control losses.

OUTLOOK

       We expect interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to begin to decline across the maturity spectrum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.

       While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. If these economies gain significant strength in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreigners have become the marginal buyers of U.S. bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.

       Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG.]

Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG.]

Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

                                                             A Shares   B Shares   C Shares
 TOTAL RETURNS
One-year total return based on NAV(1).......................    4.10%      3.24%      3.24%
One-year total return(2)....................................    (.87%)     (.63%)     2.27%
Five-year average annual total return(2)....................    4.90%        N/A        N/A
Ten-year average annual total return(2).....................    7.18%        N/A        N/A
Life-of-Fund average annual total return(2).................    9.54%      4.67%      3.95%
Commencement date........................................... 05/31/84   08/24/92   08/13/93

 DISTRIBUTION RATE AND YIELD
Distribution rate(3)........................................    6.92%      6.48%      6.48%
SEC Yield(4)................................................    9.35%      8.96%      8.96%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

 COUPON DISTRIBUTION AS OF DECEMBER 31, 1996


                    PERCENTAGE OF
COUPON                LONG-TERM
 RATE                INVESTMENTS
5 or less               0.5%
6-7                     7.6%
7-8                    31.4%
8-9                    18.8%
9-10                   28.3%
10 or more             13.4%              [graph]


 PORTFOLIO COMPOSITION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

              AS OF DECEMBER 31, 1996
     GNMA.............  56.2%
     FNMA.............  22.6%
     Treasury/Agency... 11.7%
     FHLMC............   4.8%
     REMIC/CMO........   4.7%         [pie chart]


              AS OF JUNE 30, 1996(1)
     GNMA.............  53.3%
     FNMA.............  28.7%
     REMIC/CMO........   8.9%
     Treasury/Agency...  4.9%
     FHLMC............   4.2%        [pie chart]


 DURATION

          As of December 31, 1996(1)         As of June 30, 1996(1)
Duration           4.85 years                       4.67 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Merrill Lynch 1 to 10 year Treasury Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital U.S. Government Fund vs. Merrill Lynch 1 to 10 Year Treasury Index
    (December 31, 1986 through December 31, 1996)

                          Investment Performance Chart

                                              MERRILL LYNCH
                VKAC U.S.                     1 TO 10 YEAR
                GOVERNMENT                      TREASURY
                FUND                             INDEX
Dec 1986        9523                            10000
Dec 1987        9661                            10255
Dec 1988        10385                           10861.1
Dec 1989        11826                           12231.7
Dec 1990        12963                           13406
Dec 1991        15011                           15057.6
Dec 1992        15951                           16102.6
Dec 1993        17220                           17423
Dec 1994        16343                           17142.5
Dec 1995        19221                           19636.7
Dec 1996        20009                           20422.2

--------------------------------------
Fund's Total Return
 1 Year Avg. Annual      =      -0.87%
 5 Year Avg. Annual      =       4.90%
10 Year Avg. Annual      =       7.18%
Inception Avg. Annual    =       9.54%
--------------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen American Capital U.S. Government Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Jack E. Doyle, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

     Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS ENCOUNTERED BY THE FUND
       DURING THE 12-MONTH PERIOD?

     A The market was riding a wave of optimism created by the strong performance in 1995, and encouraged by what appeared to be a made-to-order economic environment. Inflation remained low and growth was fairly subdued, suggesting that interest rates would continue to be generally stable.

    As we moved through the first quarter of 1996, economic data started to show signs of accelerating growth. Higher inflation has generally accompanied increasing growth, which the market believes could lead to higher interest rates in the future. The Federal Reserve Board, under Alan Greenspan's lead, has been persistent in its efforts to keep inflation in check. Thus, it would not be at all unreasonable for investors to expect the Fed to increase short-term interest rates if they feel there are inflationary pressures in the economy.
    Inflation concerns triggered a sharp increase in interest rates which began in February and continued through the second quarter of the year. It was not until late summer that the market reversed its thinking and began to rally. Third-quarter gross domestic product (GDP) figures came in much lower than expected, and the market took that as a further sign that the economy was not going to overheat after all.

     Q HOW WAS THE FUND AFFECTED BY THESE DEVELOPMENTS?

     A In managing the Fund, we had moved toward a relatively less volatile portfolio at the beginning of 1996. Early in the first quarter, we shortened the Fund's duration to 4.2 years. Duration, which is expressed in years, is a measure of a bond's price sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of changes in interest rate movements on the Fund's net asset value (NAV). Funds with shorter durations typically have performed better in rising rate environments, while funds with longer durations have outperformed when yields decline. By the time interest rates began their dramatic rise in February, we had minimized relative volatility to the extent possible. So, while we still felt the impact of the market's decline, it was less severe than it might have otherwise been.

    Q WHAT ARE SOME OF THE ADJUSTMENTS MADE TO THE FUND'S PORTFOLIO OVER THE COURSE OF THE YEAR?

    A Maintaining a shorter duration is part of our strategy, as well as further diversifying assets. We believe this may help minimize risk and increase the relative stability of the Fund's NAV. Late in the third quarter, we decreased the Fund's holdings in the U.S. Treasury market to approximately 5 percent of its assets. In anticipation that this sector would appreciate in the final months of 1996, we increased our exposure and ended the reporting period at approximately 12 percent. The sector performed well in the fourth quarter, and the current allocation aligns us with a more typical portfolio mix of approximately 10 percent Treasuries and 90 percent mortgage-backed securities. If the market shows the potential for lower rates, we will add further to our Treasury holdings, perhaps allocating as much as 20 percent of net assets to Treasuries and 80 percent to mortgage-backed securities. For additional Fund portfolio highlights, refer to page four.

     Q  HOW DID THE FUND PERFORM OVER THE COURSE OF THE YEAR?

     A The Fund generated a total return of 4.10 percent(1) (Class A shares at NAV) for the 12-month period ended December 31, 1996. Despite the dividend reduction of one-quarter cent for Class A share, which went into effect July 1, 1996, the Fund continued to provide shareholders with a competitive level of current income, as reflected by its distribution rate of 6.92 percent(3) as of December 31, 1996 based on a monthly dividend of $.0875 per share and a maximum public offering price of $15.18 per share.
    By comparison, the Merrill Lynch 1- to 10-year Treasury Index generated a total return of 4.00 percent. Additionally, the Lehman Brothers Mortgage Index returned 5.35 percent. Keep in mind that these are broad-based, unmanaged indices which reflect general performance of Treasury bonds and mortgage-backed securities, respectively. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

     Q  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET IN THE MONTHS AHEAD?

     A For the most part, we are starting 1997 on a cautious note. The economic data we saw in the latter part of 1996 suggests the possibility of a strengthening economy, which could carry over into the first quarter of this year. Unless conditions change drastically, we have no reason to expect a dramatic change in the current interest rate environment. We believe the prospects are good for a continuation of the moderate economic growth and low inflation that have been the rule rather than the exception in recent years. With Fed Chairman Alan Greenspan entrenched for another term, we know what to expect in terms of monetary policy, and have no reason to believe the Fed will stray from the conservative approach it has pursued during Greenspan's tenure.
    While there are several factors that could positively impact the market, we believe in the short term that it is more likely that interest rates will increase, rather than decline. We are confident that the Fund will provide regular dividend income. While our expectation is that most fixed-income products will have relatively uneventful price performance over the year, the Fund's position is fairly defensive at this point, with relatively broad diversification, a shorter-than-average duration, and reduced exposure to Treasury securities. We expect to maintain this posture until the market finds a clearer direction.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]

Jack E. Doyle
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                                       Market
 Amount                                                                                                     Value
 (000)                             Description                           Coupon         Maturity            (000)
---------------------------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  87.8%
$  4,668   FHLMC (Seasoned)............................................   8.500%              01/01/16    $    4,862
  41,367   FHLMC.......................................................   8.500               02/01/17        42,647
   9,784   FHLMC.......................................................  10.000               12/01/08        10,591
   1,002   FHLMC (Seasoned)............................................  10.250               11/01/09         1,074
  28,251   FHLMC.......................................................  11.000               07/01/15        31,579
     193   FHLMC (Seasoned)............................................  11.250               09/01/15           217
  31,095   FHLMC Gold..................................................   6.500               12/01/25        29,790
  18,865   FHLMC Gold..................................................  10.000               06/01/19        20,533
  32,708   FHLMC REMIC #79C PAC (b)....................................   8.600               10/15/05        33,733
  11,089   FHLMC REMIC #89D (b)........................................   9.000               02/15/21        11,755
  11,677   FHLMC REMIC #97G PAC (b)....................................   9.250               11/15/05        12,027
  15,061   FHLMC REMIC #106G PAC (b)...................................   8.250               12/15/20        15,835
  18,272   FHLMC REMIC #170F PAC (b)...................................   8.000               01/15/21        18,707
 112,703   FNMA........................................................   6.500   12/01/23 to 05/01/26       108,007
  27,073   FNMA (Seasoned).............................................   6.500   04/01/24 to 05/01/24        26,024
 393,196   FNMA (b)....................................................   7.000   09/01/22 to 10/01/25       385,835
  38,199   FNMA........................................................   7.500               12/01/22        38,199
  53,859   FNMA........................................................   8.000               06/01/25        54,886
   9,766   FNMA........................................................   8.500               06/01/25        10,133
   6,078   FNMA (Seasoned).............................................   8.500               07/01/19         6,377
   9,443   FNMA (Seasoned).............................................   9.000               05/01/09        10,051
   5,764   FNMA........................................................   9.000               02/01/20         6,081
   2,658   FNMA (Seasoned).............................................   9.500               05/01/20         2,874
   8,667   FNMA........................................................  10.500               08/01/16         9,601
   8,783   FNMA........................................................  11.000               05/01/17         9,903
   1,706   FNMA........................................................  11.500               11/01/09         1,938
      48   FNMA (Seasoned).............................................  12.500               03/01/15            55
   2,176   FNMA (Seasoned).............................................  13.000               06/01/15         2,514
   3,521   FNMA REMIC #89-85D PAC (b)..................................   7.600               05/25/18         3,538
  11,900   FNMA REMIC #89-94G PAC (b)..................................   7.500               12/25/19        12,010
  18,085   FNMA REMIC #90-12G PAC (b)..................................   4.500               02/25/20        15,704
  15,000   FNMA REMIC #93-4HB PAC (b)..................................  11.000               01/25/19        16,563
  45,310   GNMA........................................................   7.000   11/15/22 to 05/15/23        44,536
 416,343   GNMA........................................................   7.500   12/15/22 to 11/15/25       418,313
 244,535   GNMA........................................................   8.000               11/15/21       251,030
  30,977   GNMA........................................................   8.000               07/15/22        31,615
  55,778   GNMA........................................................   8.500   12/15/17 to 06/15/23        57,819
 197,727   GNMA (Seasoned) (b).........................................   9.000               05/15/16       211,877
 491,504   GNMA (b)....................................................   9.000   08/15/16 to 06/15/18       522,967
  57,651   GNMA........................................................   9.500               08/15/13        62,281
  13,685   GNMA........................................................  10.000               08/15/16        15,011
  19,588   GNMA........................................................  10.500               02/15/17        21,730
   2,188   GNMA........................................................  11.000               11/15/15         2,461
   3,493   GNMA........................................................  11.500               06/15/15         3,972
   2,318   GNMA........................................................  12.000               12/15/15         2,669
   2,278   GNMA........................................................  12.500               12/15/14         2,646
   1,496   GNMA........................................................  13.000               05/15/15         1,747

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                                          Market
 Amount                                                                                                         Value
 (000)                             Description                           Coupon              Maturity           (000)
---------------------------------------------------------------------------------------------------------------------

           MORTGAGE BACKED SECURITIES (CONTINUED)
$    855   GNMA GPM....................................................  12.250%              05/15/15    $      989
     209   GNMA II.....................................................   8.500               05/20/02           216
   7,303   GNMA II.....................................................  10.500               02/20/19         8,001
   4,420   GNMA II.....................................................  11.000               10/20/13         4,911
   1,949   GNMA II.....................................................  11.500               09/20/13         2,189
   1,929   GNMA II.....................................................  12.000               12/20/13         2,194
   1,135   GNMA II.....................................................  12.500               09/20/13         1,302
                                                                                                          ----------
                                                                                                           2,624,119
                                                                                                          ----------
           U.S. TREASURY SECURITIES  11.6%
  15,000   U.S. T-Bonds................................................  13.125               05/15/01        18,958
   5,000   U.S. T-Bonds................................................  13.750               08/15/04         7,192
  55,000   U.S. T-Bonds................................................  14.000               11/15/11        84,578
  43,500   U.S. T-Bonds................................................  10.375               11/15/12        56,025
  40,000   U.S. T-Bonds................................................  12.000               08/15/13        57,214
  27,500   U.S. T-Bonds................................................   8.000               11/15/21        31,534
  61,000   U.S. T-Notes................................................   6.625               07/31/01        62,008
  28,500   U.S. T-Notes................................................   7.875               11/15/04        31,081
                                                                                                          ----------
                                                                                                             348,590
                                                                                                          ----------
TOTAL LONG-TERM INVESTMENTS  99.4%
  (Cost $2,940,422,951) (a)...........................................................................     2,972,709
REPURCHASE AGREEMENT  0.3%
  UBS Securities (U.S. T-Note, $6,673,000 par, 7.875% coupon, due 02/15/21, dated 12/31/96, to be sold
on 01/02/97 at $7,680,559)............................................................................         7,678
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...........................................................         8,793
                                                                                                          ----------
NET ASSETS  100.0%....................................................................................    $2,989,181
                                                                                                          ==========

(a) At December 31, 1996, for federal income tax purposes cost is $2,940,422,951; the aggregate gross unrealized appreciation is $57,107,017 and the aggregate gross unrealized depreciation is $28,121,190, resulting in net unrealized appreciation including forward commitments of $28,985,827.

(b) All or a portion of these assets segregated as collateral for forward commitment transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $2,940,423)
  (Note 1)..................................................  $2,972,709
Short-Term Investments (Note 1).............................       7,678
Cash........................................................           1
Receivables:
  Securities Sold...........................................       4,574
  Interest..................................................      25,633
  Fund Shares Sold..........................................         393
Other.......................................................         246
                                                              ----------
    Total Assets............................................   3,011,234
                                                              ----------
LIABILITIES:
Payables:
  Forward Commitments (Note 6)..............................       5,551
  Income Distributions......................................       9,035
  Fund Shares Repurchased...................................       3,479
  Distributor and Affiliates (Notes 2 and 8)................       1,675
  Investment Advisory Fee (Note 2)..........................       1,309
Accrued Expenses............................................         912
Deferred Compensation and Retirement Plans (Note 2).........          92
                                                              ----------
    Total Liabilities.......................................      22,053
                                                              ----------
NET ASSETS..................................................  $2,989,181
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $3,256,402
Net Unrealized Appreciation on Securities...................      28,986
Accumulated Undistributed Net Investment Income.............       6,188
Accumulated Net Realized Loss on Securities.................    (302,395)
                                                              ----------
NET ASSETS..................................................  $2,989,181
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,560,058,763 and 177,061,820 shares of
    beneficial interest issued and outstanding).............  $    14.46
    Maximum sales charge (4.75%* of offering price).........         .72
                                                              ----------
    Maximum offering price to public........................  $    15.18
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $414,772,573 and 28,710,235 shares of
    beneficial interest issued and outstanding).............  $    14.45
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,349,774 and 993,209 shares of
    beneficial interest issued and outstanding).............  $    14.45
                                                              ==========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 253,377
Fee Income (Note 1).........................................     10,476
                                                              ---------
    Total Income............................................    263,853
                                                              ---------
EXPENSES:
Investment Advisory Fee (Note 2)............................     16,225
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,773, $4,379 and $145, respectively) (Note
  8)........................................................      9,297
Shareholder Services (Note 2)...............................      4,508
Custody.....................................................        850
Legal (Note 2)..............................................        250
Trustees Fees and Expenses (Note 2).........................         48
Other.......................................................      1,147
                                                              ---------
    Total Operating Expenses................................     32,325
    Interest Expense (Note 1)...............................        692
                                                              ---------
    Total Expenses..........................................     33,017
    Less Expenses Reimbursed (Note 2).......................         10
                                                              ---------
    Net Expenses............................................     33,007
                                                              ---------
NET INVESTMENT INCOME.......................................  $ 230,846
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $  15,564
  Forward Commitments (Note 6)..............................    (13,064)
  Options...................................................     (8,220)
  Futures...................................................        (52)
                                                              ---------
Net Realized Loss on Securities.............................     (5,772)
                                                              ---------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    137,484
                                                              ---------
  End of the Period:
    Investments.............................................     32,286
    Forward Commitments (Note 6)............................     (3,300)
                                                              ---------
                                                                 28,986
                                                              ---------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (108,498)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(114,270)
                                                              =========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 116,576
                                                              =========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1996   December 31, 1995
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................         $ 230,846           $ 260,233
Net Realized Loss on Securities.............................            (5,772)             (3,772)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.........................................          (108,498)            299,945
                                                                     ---------           ---------
Change in Net Assets from Operations........................           116,576             556,406
Distributions from Net Investment Income:
  Class A Shares............................................          (200,824)           (224,640)
  Class B Shares............................................           (28,928)            (30,640)
  Class C Shares............................................              (960)               (786)
                                                                     ---------           ---------
    Total Distributions.....................................          (230,712)           (256,066)
                                                                     ---------           ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........          (114,136)            300,340
                                                                     ---------           ---------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................            93,780             114,233
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           113,310             125,466
Cost of Shares Repurchased..................................          (546,580)           (469,431)
                                                                     ---------           ---------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........          (339,490)           (229,732)
                                                                     ---------           ---------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................          (453,626)             70,608
NET ASSETS:
Beginning of the Period.....................................         3,442,807           3,372,199
                                                                     ---------           ---------
End of the Period (Including accumulated undistributed net
  investment income of $6,188 and $4,934, respectively).....        $2,989,181          $3,442,807
                                                                     =========           =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                              ----------------------------------------------------
Class A Shares                                                  1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $ 14.950   $ 13.698   $ 15.662   $ 15.720   $ 16.130
                                                              --------   --------   --------   --------   --------
  Net Investment Income.....................................     1.069      1.111      1.177      1.286      1.365
  Net Realized and Unrealized Gain/Loss on Securities.......     (.495)     1.233     (1.965)     (.060)     (.407)
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      .574      2.344      (.788)     1.226       .958
Less Distributions from and in Excess of Net Investment
  Income....................................................     1.065      1.092      1.176      1.284      1.368
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $ 14.459   $ 14.950   $ 13.698   $ 15.662   $ 15.720
                                                              ========   ========   ========   ========   ========
Total Return (a)............................................     4.10%     17.61%     (5.10%)     7.95%      6.27%
Net Assets at End of the Period (In millions)...............  $2,560.1   $2,962.9   $2,924.4   $3,653.6   $3,571.7
Ratio of Operating Expenses to Average Net Assets (b).......      .90%       .93%       .92%       .87%       .77%
Ratio of Interest Expense to Average Net Assets (Note 1)....      .02%       .27%       .08%        N/A        N/A
Ratio of Net Investment Income to Average Net Assets (b)....     7.38%      7.68%      8.13%      8.08%      8.64%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)..................................       59%        63%        44%        67%        11%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     August 24, 1992
                                                                   Year Ended December 31,          (Commencement of
                                                            -------------------------------------   Distribution) to
Class B Shares                                               1996      1995      1994      1993     December 31, 1992
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period..................  $14.948   $13.694   $15.643   $15.709             $15.983
                                                             ------    ------    ------    ------              ------
  Net Investment Income...................................     .947      .991     1.055     1.149                .425
  Net Realized and Unrealized Gain/Loss on Securities.....    (.494)    1.241    (1.964)    (.063)              (.263)
                                                             ------    ------    ------    ------              ------
Total from Investment Operations..........................     .453     2.232     (.909)    1.086                .162
Less Distributions from and in Excess of Net Investment
  Income..................................................     .954      .978     1.040     1.152                .436
                                                             ------    ------    ------    ------              ------
Net Asset Value, End of the Period........................  $14.447   $14.948   $13.694   $15.643             $15.709
                                                             ------    ------    ------    ------              ------
Total Return (a)..........................................    3.24%    16.78%    (5.93%)    7.01%               1.64%*
Net Assets at End of the Period (In millions).............   $414.8    $466.7    $436.3    $474.7             $ 103.1
Ratio of Operating Expenses to Average Net Assets (b).....    1.73%     1.75%     1.74%     1.73%               1.61%
Ratio of Interest Expense to Average Net Assets (Note
  1)......................................................     .02%      .27%      .09%       N/A                 N/A
Ratio of Net Investment Income to Average Net
  Assets (b)..............................................    6.55%     6.85%     7.29%     7.00%               6.16%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)................................      59%       63%       44%       67%                111%

 * Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             August 13, 1993
                                                                Year Ended December 31,     (Commencement of
                                                              ---------------------------   Distribution) to
Class C Shares                                                 1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $14.948   $13.693   $15.626        $16.000
                                                              -------   -------   -------        -------
  Net Investment Income.....................................     .943      .996     1.063           .433
  Net Realized and Unrealized Gain/Loss on Securities.......    (.489)    1.237    (1.956)         (.364)
                                                              -------   -------   -------        -------
Total from Investment Operations............................     .454     2.233     (.893)          .069
Less Distributions from and in Excess of Net Investment
  Income....................................................     .954      .978     1.040           .443
                                                              -------   -------   -------         ------
Net Asset Value, End of the Period..........................  $14.448   $14.948   $13.693        $15.626
                                                              =======   =======   =======         ======
Total Return (a)............................................    3.24%    16.78%    (5.86%)          .46%*
Net Assets at End of the Period (In millions)...............  $  14.3   $  13.3   $  11.4        $   9.6
Ratio of Operating Expenses to Average Net Assets (b).......    1.72%     1.75%     1.74%          1.71%
Ratio of Interest Expense to Average Net Assets (Note 1)....     .02%      .27%      .10%            N/A
Ratio of Net Investment Income to Average Net Assets (b)....    6.55%     6.86%     7.29%          6.42%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)..................................      59%       63%       44%            67%

 * Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital U.S. Government Fund (the "Fund") is organized as a series of Van Kampen American Capital U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

       The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

       The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

       The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse

                               December 31, 1996
--------------------------------------------------------------------------------

repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $14.0 million with an average interest rate of 4.94%. At December 31, 1996, there were no reverse repurchase agreements outstanding.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $302,395,602 which will expire between December 31, 1997 and December 31, 2004. Of this amount, $50,594,574 will expire on December 31, 1997.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Permanent book and tax differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $1,119,607 have been reclassified from accumulated undistributed net investment income to capital. Additionally during the year, $157,069,719 of the Fund's capital loss carryforward expired, resulting in a permanent book and tax basis difference which was reclassified from accumulated net realized loss on securities to Class A share capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million..........................................  .550 of 1%
Next $500 million...........................................  .525 of 1%
Next $2 billion.............................................  .500 of 1%
Next $2 billion.............................................  .475 of 1%
Next $2 billion.............................................  .450 of 1%
Next $2 billion.............................................  .425 of 1%
Thereafter..................................................  .400 of 1%

    During the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $180,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $3,400,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $716,100 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31, 1996, capital aggregated $2,778,287,184, $462,643,924 and $15,470,402 for Class A, B and C,
respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................    3,306,701   $  47,964,099
  Class B...................................................    2,702,553      39,213,360
  Class C...................................................      454,440       6,602,052
                                                               ----------    ------------
Total Sales.................................................    6,463,694   $  93,779,511
                                                               ==========    ============
Dividend Reinvestment:
  Class A...................................................    6,852,774   $  98,957,199
  Class B...................................................      956,499      13,802,832
  Class C...................................................       38,150         550,108
                                                               ----------    ------------
Total Dividend Reinvestment.................................    7,847,423   $ 113,310,139
                                                               ==========    ============
Repurchases:
  Class A...................................................  (31,284,344)  $(451,949,019)
  Class B...................................................   (6,167,203)    (89,031,089)
  Class C...................................................     (387,463)     (5,599,852)
                                                               ----------    ------------
Total Repurchases...........................................  (37,839,010)  $(546,579,960)
                                                               ==========    ============

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1995, capital aggregated $3,241,403,229, $498,757,767 and
$13,921,150 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................    4,450,487   $  64,561,951
  Class B...................................................    3,196,962      46,404,360
  Class C...................................................      223,253       3,266,997
  Class D...................................................          -0-             -0-
                                                               ----------    ------------
Total Sales.................................................    7,870,702   $ 114,233,308
                                                               ==========    ============
Dividend Reinvestment:
  Class A...................................................    7,595,317   $ 110,358,313
  Class B...................................................    1,006,560      14,629,660
  Class C...................................................       32,914         478,345
  Class D...................................................          -0-               4
                                                               ----------    ------------
Total Dividend Reinvestment.................................    8,634,791   $ 125,466,322
                                                               ==========    ============
Repurchases:
  Class A...................................................  (27,345,845)  $(396,421,409)
  Class B...................................................   (4,846,397)    (70,074,798)
  Class C...................................................     (202,889)     (2,933,194)
  Class D...................................................         (114)         (1,717)
                                                               ----------    ------------
Total Repurchases...........................................  (32,395,245)  $(469,431,118)
                                                               ==========    ============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
YEAR OF REDEMPTION                                            CLASS B         CLASS C
-------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.00%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

                               December 31, 1996
--------------------------------------------------------------------------------

       For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $158,100 and CDSC on redeemed shares of approximately $1,520,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the year ended December 31, 1996, were $2,177,562,489 and $2,653,639,913, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

       Transactions in options for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS     PREMIUM
-------------------------------------------------------------------------------------
Outstanding at December 31, 1995............................     2,000    $(1,926,233)
Options Written and Purchased (Net).........................    51,880    (34,556,383)
Options Terminated in Closing Transactions (Net)............   (43,880)    33,802,159
Options Expired (Net).......................................   (10,000)     2,680,457
                                                              --------     ----------
Outstanding at December 31, 1996............................         0    $         0
                                                              ========     ==========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1996
--------------------------------------------------------------------------------

       Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995............................      -0-
Futures Opened..............................................    2,667
Futures Closed..............................................   (2,667)
                                                                -----
Outstanding at December 31, 1996............................      -0-
                                                                =====

6. FORWARD COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The following forward purchase commitments were outstanding as of December 31, 1996. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forwards commitments. The Fund has segregated assets for these open commitments totaling $893.3 million.

                                                                                  UNREALIZED
PAR AMOUNT                                                                       APPRECIATION
  (000)          DESCRIPTION      EXPIRATION   PURCHASE PRICE   CURRENT VALUE   (DEPRECIATION)
----------------------------------------------------------------------------------------------
 $100,000    FHLMC Gold, 8.00%     05/13/97      $101,062,500    $102,001,000        $ 938,500
             coupon
  250,000    FNMA, 7.50% coupon    02/18/97       255,039,063     253,595,000       (1,444,063)
  100,000    FNMA, 8.00% coupon    02/13/97       102,718,750     101,906,000         (812,750)
  200,000    FNMA, 8.50% coupon    02/13/97       207,406,250     207,500,000           93,750
  100,000    GNMA, 8.00% coupon    02/19/97       103,031,250     102,062,000         (969,250)
  100,000    GNMA, 7.50% coupon    02/19/97       101,343,750     100,237,000       (1,106,750)
                                                  -----------     -----------       ----------
                                                 $870,601,563    $867,301,000      $(3,300,563)
                                                  ===========     ===========       ==========

       At December 31, 1996, the Fund had realized losses on closed but unsettled forward commitments of $2,250,000.

7. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

       A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early

                               December 31, 1996
--------------------------------------------------------------------------------

payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

8. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $3,370,900.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
January 30, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60501

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 135,806,672 shares voted for the proposal, 3,524,256 shares voted against and 12,023,061 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 110,575,420 shares voted for the proposal, 4,623,339 shares voted against and 12,214,244 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 138,087,529 shares voted for the proposal, 1,923,968 shares voted against and 11,342,493 shares abstained.